UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 19, 2010

 rVue Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158117	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

100 N.E. 3rd Avenue, Suite 200, Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)

954-525-6464

(Registrant's Telephone Number, Including Area Code)

900 S.E. Third Avenue, 3rd Floor, Fort Lauderdale, Florida 33316

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Beginning on July 19, 2010, representatives of rVue Holdings, Inc. (the "Company") intend to make certain disclosures during presentations to investors, brokers and analysts.  Such disclosures may include the information contained in Exhibit 99.1 attached hereto. The information included in such exhibit is being furnished pursuant to Item 7.01 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

CAUTIONARY STATEMENT CONCERNING FINANCIAL PROJECTIONS

The financial projections included in this Current Report on Form 8-K were prepared by, and are the responsibility of, the Company's management. Neither the Company's independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.  These financial projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company. Important factors that may affect actual results and cause these financial forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to the Company’s business (including its ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, and other factors described under “Forward-Looking Statements” and the Company’s filings with the Securities and Exchange Commission.  In addition, the financial projections do not reflect revised prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the financial projections were prepared. Accordingly, there can be no assurance that these financial projections will be realized or that the Company’s future financial results will not materially vary from these financial forecasts.

The Company makes no representation regarding the information included in the financial projections set forth in this Current Report on Form 8-K. Readers are cautioned not to rely on the financial projections. The Company has not updated and does not intend to update, or otherwise revise the financial projections to reflect circumstances existing after the date when these financial projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. The financial forecasts are forward-looking statements. For information on factors that may cause the Company’s future financial results to materially vary, see “Forward-Looking Statements.”

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described.  The Company is providing this information as of the date of this Current Report on Form 8-K and does not undertake any obligation to update any forward looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.  We have based these forward looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business.  Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved.  Important factors that could cause such differences include, but are not limited to the Risk Factors and other information set forth in the Company’s Current Report on Form 8-K filed on May 19, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1           Presentation of the Company, dated July 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

Dated: July 19, 2010	By: /s/David A. Loppert
David A. Loppert
Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
99.1	Presentation of the Company, dated July 19, 2010